Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into this     th day of April, 2020, by and among Wayfair Inc., a Delaware corporation (the “Company”), and GHEP VII Aggregator, L.P. (“GHP”), CBEP Investments, LLC (“CB”) and The Spruce House Partnership LLC (“Spruce”, and together with GHP and CB, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated April 6, 2020, among the Company, Wayfair LLC and the Purchasers, which provides for the sale by the Company to the Purchasers of up to $535,000,000 original aggregate principal amount of the Company’s 2.5% Accreting Convertible Senior Notes due 2025 (the “Notes”). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.    Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1934 Act” shall mean the Securities Exchange Act of l934, as amended.

“1939 Act” shall mean the Trust Indenture Act of 1939, as amended.

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Common Stock” shall mean any shares of Class A common stock, par value $0.001 per share, of the Company and any other shares of common stock as may constitute “Common Stock” for purposes of the Indenture.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

“Holder” shall mean the Purchasers, for so long as they own any Registrable Securities, and their successors, assigns and direct and indirect transferees who become owners, beneficial or otherwise, of Registrable Securities under the Indenture.

“Indenture” means the Indenture pursuant to which the Notes will be issued.

“Other Registration” shall mean a registration effected pursuant to Section 2.2.

“Other Registration Statement” shall mean a registration statement related to a registration pursuant to Section 2.2.

“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust, unincorporated organization or other entity, or a government or agency or political subdivision thereof.

“Pro Rata Share” shall mean number of Registrable Shares eligible for inclusion in an Other Registration Statement pursuant to Section 2.2.

“Prospectus” shall mean the prospectus relating to the shares of Common Stock included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all materials incorporated by reference therein.

“Registrable Securities” shall mean all or any shares of Common Stock into which the Notes are convertible; provided, however, that any such shares of Common Stock shall cease to be (and shall never again become under this Agreement) Registrable Securities when (i) a Registration Statement with respect to such shares shall have become effective under the 1933 Act and such shares shall have been sold or otherwise transferred or disposed of pursuant to such Registration Statement, (ii) such shares have been sold to the public pursuant to Rule 144 or such shares (including if the Notes were converted into shares on such date) may be sold or transferred without any restriction or limitation pursuant to Rule l44(b) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or (iii) such shares shall have ceased to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, whether or not a Registration Statement becomes effective, including without limitation:(i) all SEC, stock exchange or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of FINRA, (ii) all fees and expenses incurred by the Company in connection with compliance with state securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities and any filings with FINRA), (iii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred by the Company in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) all rating agency fees incurred by the Company, if any, (vi) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, (vii) the reasonable fees and expenses of the Trustee, and any escrow agent or custodian, (viii) if requested by the Holders, the reasonable fees and expenses of a single counsel to the Holders in connection with any Registration Statement, which counsel shall be a nationally recognized law firm experienced in securities law matters selected by the Holders, and (ix) any fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding any underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean a Shelf Registration Statement or an Other Registration Statement.

“Required Percentage” means at least 60 percent; provided that if at any time either (i) GHP, together with its Affiliates, or (ii) CB, together with its Affiliates, own less than $200 million aggregate principal amount of the Notes issued and outstanding, the Required Percentage means at least 50% of the Registrable Securities (including any issued and outstanding Notes on as converted to Registrable Securities basis).

“SEC” shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Shelf Registration” shall mean a registration effected pursuant to Section 2.1.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2.1 which covers all of the Registrable Securities on Form S-3 (including an automatic shelf registration statement filed pursuant to General Instruction I.D. of Form S-3) or, if not then available to the Company, on another appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Take-Down Notice” means a notice from a Holder given pursuant to Section 2.3.

“Underwritten Offering” shall mean a distribution of Registrable Securities effected pursuant to Section 2.3.

2.    Registration Under the 1933 Act.

2.1    Shelf Registration.

(a)    The Company shall, at its cost, no later than five months after the Closing Date, file with the SEC, and thereafter shall use its commercially reasonable efforts to cause to become effective as promptly as practicable but no later than six months after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders that have provided the information pursuant to Section 2.1(d).

(b)    The Company shall, at its cost, use its commercially reasonable efforts , subject to Section 2.5, to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earlier to occur of (A) all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when the Holders are able to sell or transfer to the public all Registrable Securities immediately without any restriction or limitation pursuant to Rule 144(b) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (C) when all Registrable Securities cease to be outstanding or otherwise cease to be Registrable Securities (the “Effectiveness Period”).

(c)    Notwithstanding any other provisions hereof, the Company shall use its commercially reasonable efforts to provide that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    Notwithstanding any other provision hereof, no Holder of Registrable Securities may include any of its Registrable Securities in a Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may reasonably request in writing for use in connection with such Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. As soon as practicable prior to the filing of a Shelf Registration Statement, the Company will provide notice to the Holders pursuant to Section 6.4 of its intention to file such Shelf Registration Statement. In order to be named as a selling securityholder in the Prospectus at the time of effectiveness of a Shelf Registration Statement, each Holder must, before the filing of such Shelf Registration Statement and promptly after receiving notice from the Company of its intention to file, furnish such information that the Company may reasonably request in writing, if any, to the Company in writing and the Company shall include the information in such Shelf Registration Statement and the Prospectus as it deems necessary or advisable so that upon effectiveness of such Shelf Registration Statement the Holder will be permitted to deliver the Prospectus to purchasers of the Holder’s Registrable Securities. From and after the date that the Shelf Registration Statement becomes effective, upon the written request of a Holder and receipt by the Company of such information that the Company may reasonably request in writing, the Company will use its commercially reasonable efforts to file within 20 business days any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s securities (subject to the Company’s right to suspend any Shelf Registration Statement as described in Section 2.5 below); provided, however, that the Company shall not be required to file more than one post-effective amendment within a six-month period for all such Holders. If a post-

effective amendment is required to be filed, the Company shall use its commercially reasonable efforts to have such post-effective amendment declared effective by the SEC, if necessary, as promptly as practicable after filing thereof. Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.

(e)    Each Holder agrees not to sell any Registrable Securities pursuant to a Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof to the extent required by law and, following termination of the Effectiveness Period, to notify the Company, within ten days of a written request by the Company, of the amount of Registrable Securities sold pursuant to such Shelf Registration Statement and, in the absence of a response, the Company may assume that all of such Holder’s Registrable Securities have been so sold; provided that the Company shall use reasonable best efforts to confirm that all of such Holder’s Registrable Securities have been so sold prior to making such assumption.

(f)    The Company represents and agrees that, unless it obtains the prior consent of the Holders of the Registrable Securities that are registered under the Shelf Registration Statement at such time or the approval of the counsel for the Holders of such Registrable Securities or the consent of the managing underwriter in connection with any underwritten offering of Registrable Securities, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the SEC. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in a Shelf Registration Statement or Prospectus and that any Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company agrees to supplement or amend a Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company if required by the 1933 Act, or to the extent the Company does not reasonably object, as reasonably requested in writing by the Purchasers with respect to information relating to the Purchasers or by the Trustee on behalf of the Holders with respect to information relating to the Holders, and to furnish to the Holders of Registrable Securities that are covered under such Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC in such amounts as they may reasonably request.

2.2    Piggyback Registration. Notwithstanding Section 2.1, if during the Effectiveness Period (a) the Company proposes to file a registration statement under the 1933 Act covering the sale to the public of shares of Common Stock for the Company’s own account (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public or a Shelf Registration pursuant to Section 2.1) (such registration statement an “Other Registration Statement”), and (b) a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders is not effective in accordance with Section 2.1 or not available to the Holders for the resale of Registrable Securities held by them, then each such time the Company will give written notice pursuant to Section 6.4 to each Holder of Registrable Securities of its intention to do so. Upon the written request of any of such Holders of the Registrable Securities, given within ten (10) days after receipt by such Holder of such notice, the Company will, subject to the limits contained in this Section 2.2, use its commercially reasonable efforts to cause up to a number of shares of Common Stock of such requesting Holder that are Registrable Securities equal to such Holder’s Pro Rata Share (as defined below) to be registered under the Other Registration Statement and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities under such Other Registration Statement. The term “Pro Rata Share” shall mean a Holder’s number of Registrable Securities equal to the percentage that such Holder’s total number of Registrable Securities represents of the Company’s fully diluted number of shares of Common Stock at the time. Notwithstanding the foregoing, if the Company is advised in writing in good faith by any managing underwriter with respect to an offering covered by an Other Registration

Statement that the number of shares to be sold by Holders of Registrable Securities is greater than the number which can be offered without adversely affecting the offering, the Company may reduce the number of Registrable Securities offered for the accounts of Holders to a number deemed satisfactory by such managing underwriter on a pro rata basis based upon the number of shares of Common Stock that are sought to be included in such Other Registration Statement by all Holders. The Company shall use commercially reasonable efforts to cause such Registrable Securities to be included in such Other Registration Statement and the managing underwriter or underwriters of a proposed underwritten offering to permit such Registrable Securities to be sold in accordance with the intended method(s) of distribution thereof on the same terms and conditions as any shares of Common Stock to be sold by the Company. All Holders of Registrable Securities proposing to distribute their securities through an Other Registration Statement that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. For the avoidance of doubt, this Section 2.2 does not apply to (i) registration statements covering the resale of shares of Common Stock by any Persons other than the Holders who may have initiated a request for an Other Registration Statement, whether or not pursuant to any contractual, incidental registration rights, and (ii) if there is an effective Shelf Registration Statement available for the resale of Registrable Securities pursuant to Section 2.2.

2.3    Underwritten Offerings. If a Holder proposes to offer and sell Registrable Securities in an offering to the public that involves an underwriter or underwriters, including in a block trade (an “Underwritten Offering”) the following conditions shall apply: (a) so long as the Shelf Registration Statement is effective, a Holder of Registrable Securities may deliver a notice to the Company (a “Take-Down Notice”) stating that it, together with any other Holders, intend to sell at least $100,000,000 in aggregate value of Registrable Securities held by such Holder and such other Holders in the aggregate (provided that, if the Holder and its Affiliates do not collectively own at least $100,000,000 of Registrable Securities, they shall be permitted to deliver a Take-Down Notice to sell all of the Registrable Securities held by them (but such amount may not in any case be less than $25,000,000 collectively of Registrable Securities), in each case, pursuant to the Shelf Registration Statement; (b) the Company will give written notice pursuant to Section 6.4 to each Holder of Registrable Securities of receipt of a Take-Down Notice; (c) based on the Take-Down Notice and any written request of any other Holder of Registrable Securities, given within ten (10) days after receipt by such Holder of such notice, the Company will, subject to the limits contained in this Section 2.3, use its commercially reasonable efforts to amend or supplement the Shelf Registration Statement as may be necessary, and to the extent required by law, so that the Shelf Registration Statement remains available in order to enable all Registrable Securities covered by the Take-Down Notice and such other requests to be distributed in an Underwritten Offering so long as such Underwritten Offering of Registrable Securities satisfies the dollar thresholds set forth in clause (a) above; (d) where the Take-Down Notice contemplates marketing efforts not to exceed twenty-four (24) hours by the Company and the underwriters, the Company will use reasonable efforts to cooperate and make its senior officers available for participation in such marketing efforts (which marketing efforts will not, for the avoidance of doubt, include a “road show” requiring such officers to travel outside of the city in which they are primarily located); (e) the Holder of Registrable Securities that delivered the applicable Take-Down Notice shall select the underwriter(s) for each Underwritten Offering, provided that the managing underwriter(s) (if there is only one underwriter, such underwriter shall be deemed to be the managing underwriter) shall be reasonably acceptable to the Company; (f) the Company shall select the counsel for the managing underwriter(s), provided that such counsel shall be reasonably acceptable to the underwriter(s) and the Holder of Registrable Securities that delivered the applicable Take-Down Notice; and (g) the Holder of Registrable Securities that delivered the applicable Take-Down Notice shall determine the timing and pricing of the Registrable Securities offered, including the underwriting discount and fees payable to the underwriters in such Underwritten Offering and the Holders whose Registrable Securities are included in the Underwritten Offering shall be solely responsible for all discounts and fees payable to such underwriters pro rata to the number of their shares so included. No Holder may deliver more than one Take-Down Notice in any period of twelve (12) consecutive months. Without the consent of the Holder of Registrable Securities that delivered the applicable Take-Down Notice, no Underwritten Offering pursuant to this Section 2.3 shall include any securities other than Registrable Securities. Notwithstanding anything herein to the contrary, if Holders of Registrable Securities engage or propose to engage in a “distribution” (as defined in Regulation M under the Exchange Act) of Registrable Securities, such Holders shall discuss the timing of such distribution with the Company reasonably prior to commencing such distribution. Notwithstanding anything herein to the contrary, nothing in this Section 2.3 shall amend, impact or otherwise affect the terms, provisions or obligations of any party pursuant to Section 2.1 above, including without limitation, (i) altering the Company’s obligations to file and maintain the Shelf Registration Statement in accordance with the provisions of

Section 2.1 or (ii) limiting the ability of a Holder to offer and sell Registrable Securities in a transaction involving an underwriter (including a block trade) pursuant to the Shelf Registration Statement in accordance with the provisions of Section 2.1.

2.4    Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement.

2.5    Suspension. Notwithstanding any other provision hereof, the Company may suspend the use of any Prospectus, without being deemed in violation of any other provision hereof, for a period not to exceed 30 calendar days in any three-month period, or an aggregate of 90 calendar days in any twelve-month period, (each, a “Suspension Period”) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including without limitation proposed or pending corporate developments and similar events or because of filings with the SEC, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus, except as required by applicable law.

3.    Registration Procedures.

In connection with the obligations of the Company with respect to the Shelf Registration, the Company shall, subject to the rights of the Company to invoke and maintain a Suspension Period with respect to a Shelf Registration in accordance with Section 2.5 without being in violation of any of the provisions hereunder:

(a)    prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the applicable requirements of Regulation S-T under the 1933 Act, if any, and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2;

(b)    prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the Effectiveness Period, subject to Section 2.5; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply during the Effectiveness Period with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder required to enable the disposition of all Registrable Securities covered by a Registration Statement in accordance with the intended method or methods of distribution by the selling Holders thereof; provided, that in no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company, which agreement shall not be unreasonably withheld;

(c)    (i) notify each Holder of Registrable Securities of the filing of a Registration Statement with respect to the Registrable Securities; (ii) furnish to each Holder of Registrable Securities, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in writing, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the unrestricted sale or other disposition of the Registrable Securities; and (iii) subject to Section 2.5 and to any notice by the Company in accordance with Section 3(e) hereof of the existence of any fact of the kind described in Sections 3(e)(ii), (iii), (iv), (v) and (vi), hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities that has provided the information required by Section 2.1(d) in connection with the offering and sale of the Registrable Securities;

(d)    use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e)    notify promptly each Holder of Registrable Securities under a Registration Statement and, if requested by such Holder, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments thereto have become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information relating thereto after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event or the discovery of any facts during the period a Registration Statement is effective or a Prospectus is required to be delivered which makes any statement made in a Registration Statement or a related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate, other than a post-effective amendment solely to add selling Holders;

(f)    furnish to each Holder of Registrable Securities (i) copies of any material comment letters received from the SEC with respect to a Registration Statement or any documents incorporated therein and (ii) any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information with respect to a Registration Statement and Prospectus;

(g)    use commercially reasonable efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement and provide prompt notice to each Holder of the withdrawal of such notice, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (g) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(h)    furnish, upon written request, to each Holder of Registrable Securities and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(i)    if electronic global certificates for the Registrable Securities are not then available, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (other than as required by applicable law); and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture), if applicable, and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities;

(j)    upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(ii), (iii), (iv), (v) and (vi) hereof, as promptly as practicable after the occurrence of such an event, use commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of Registrable Securities covered by such Registration Statement of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

(k)    promptly prior to the filing of any Registration Statement, any Prospectus, any amendment to the foregoing (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto and other than filings by the Company of 1934 Act reports), provide copies of such document to each Holder, and make representatives of the Company, as shall be reasonably requested by special counsel to the Holders of Registrable Securities, available for discussion of such document;

(l)    enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all other customary and appropriate actions, if any, in order to expedite or facilitate the disposition of such Registrable Securities, including, but not limited to:

(i)    obtain opinions of counsel to the Company and updates thereof addressed to the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters delivered to underwriters in similar offerings;

(ii)    obtain “comfort” letters and updates thereof from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in a Registration Statement) addressed to the underwriters, such letters to be in form and substance consistent with “comfort” letters customarily provided to underwriters in similar offerings;

(iii)    if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures in customary form with respect to underwriters; and

(iv)    deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of the Registrable Securities being sold and the managing underwriters, if any.

The above shall be done only in connection with any underwritten offering of Registrable Securities using such Registration Statement pursuant to an underwriting or similar agreement as and to the extent required thereunder, and as reasonably requested by any of the parties thereto;

(m)    at a reasonable time prior to filing a Registration Statement, any Prospectus forming a part thereof, any amendment to the foregoing (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto and other than filings by the Company under the 1934 Act), (i) provide copies of such document to the Purchasers, to the Holders of Registrable Securities or to the underwriters of an underwritten offering of Registrable Securities, if any, (ii) consider such changes in any such document prior to the filing thereof as the Purchasers, the Holders or the underwriters reasonably request for inclusion therein and provide to the Company in writing for inclusion therein within three business days of delivery of such copies, and (iii) make the representatives of the Company available for discussion of such document as shall be reasonably requested in writing by the Purchasers, the Holders of Registrable Securities, special counsel for the Holders of Registrable Securities or any underwriter; provided, however, that the foregoing discussion shall be coordinated on behalf of the parties entitled thereto by the special counsel to the Holders;

(n)    subject to Section 2.1(d), if requested by any Holder of Registrable Securities that has provided the information required by Section 2.1(d) or the underwriters, if any, incorporate in a Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder or underwriter, if any, may reasonable request in writing to have included therein with respect to the name or names of such selling Holder, the number of Registrable Securities owned by such Holder, the plan of distribution of the Registrable Securities (as required by Item 508 of Regulation S-K), the number of Registrable Securities being sold, the purchase price being paid therefor, and any other terms of the offering of the Registrable Securities to be sold in such offering;

(o)    use commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed if requested by the Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

(p)    otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

(q)    cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA).

Without limiting the provisions of Section 2.1(d), the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii), (iii), (iv), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) or written notice from the Company that such Registration Statement is again effective and no amendment or supplement is needed, and, if so directed by the Company, such Holder will deliver to the Company (at Holder’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Required Percentage of such Registrable Securities included in such offering and shall be acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

4.    Indemnification; Contribution.

(a)    The Company agrees to indemnify and hold harmless each Holder, each Person who participates as an underwriter, if any (any such Person being an “Underwriter”), each of their respective directors and officers, and each Person, if any, who controls any such Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder or Underwriter, if any, expressly for use in a Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or the gross negligence, willful misconduct or bad faith of any party seeking indemnification.

(b)    Each Holder, severally, but not jointly, agrees to indemnify and hold harmless the Company, each Underwriter, if any, and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by or on behalf of such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)    Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or (ii) be liable for any settlement of any such action effected without its prior written consent (which consent shall not be unreasonably withheld).

(d)    If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation (even if the Holders were treated as one entity for such purposes) which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it exceeds the amount of any damages which such Holder have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 4, each director and officer of any Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Holder, and each director and officer of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The obligations of the Company and the Holders pursuant to this Section 4 shall be in addition to any liability that such party may otherwise have.

5.    Voting Rights.

5.1    Obligation to Vote. For as long as GHP or CB have a right to designate any members of the Company’s Board of Directors pursuant to the Purchase Agreement, each of Niraj Shah and Steven Conine (together the “Founder Stockholders”), GHP and CB, individually and not jointly, agrees with the Company (and only with the Company), and the Company agrees with each of the Founder Stockholders, GHP and CB, individually and not jointly, that:

(a)    the Company shall take all necessary actions within its control to cause the individuals designated for election to the Company’s Board of Directors by each of GHP and CB in accordance with Section 6.6 of the Purchase Agreement (each a “Company Designee”) to be nominated for election to the Board of Directors, shall solicit proxies or written consents in favor thereof (but only to the extent that stockholders of the Company have not previously acted by written consent to elect the Company Designees in lieu of a meeting), and in connection with any such solicitation of the stockholders of the Company at which Directors are to be elected, shall recommend that the stockholders of the Company elect to the Board of Directors each such Company Designee at such meeting;

(b)    each of the Founder Stockholders, GHP and CB, shall take all necessary actions within his or its control to vote (in person, by proxy or by action by written consent, as applicable) all of the shares of voting capital stock of the Company that he or it or his or its affiliates own, of record or beneficially, in favor of the election of each Company Designee; and

(c)    each of the Founder Stockholders shall not vote to remove a Company Designee from the Board of Directors unless (i) with respect to the GHP Board Designee, GHP shall have requested that the Company effect the removal of the GHP Board Designee, or, with respect to the CB Board Designee, CB shall have requested that the Company effect the removal of the CB Board Designee, or (ii) GHP or CB, as applicable, is no longer entitled to designate a Board Designee in accordance with Section 6.6 of the Purchase Agreement.

5.2     Several Nature of Rights and Obligations. For The rights and obligations of each Founder Stockholder and each of GHP and CB (each such person, a “Specified Holder”) under this Agreement are several and not joint with the respective rights or obligations of any other Specified Holder, and no Specified Holder shall be responsible in any way for the performance of the obligations of any other Specified Holder under this Agreement. Nothing contained in this Agreement, and no action taken by any Specified Holder pursuant to this Agreement, shall be deemed to constitute the Specified Holders as, and the Company and each Specified Holder acknowledges that the Specified Holders do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Specified Holders are in any way acting in concert or as a “group” for purposes of Rule 13d-5 of the Exchange Act. In addition, the Company and each Specified Holder acknowledges that the Specified Holders are not acting in concert or as a “group” with respect to such rights and obligations under this Agreement and the transactions contemplated hereunder or the exercise or enforcement of their rights hereunder, and neither the Company nor any Specified Holder will assert any such claim with respect to such rights and obligations or the transactions contemplated by this Agreement or the Purchase Agreement. The Company acknowledges, and each Specified Holder confirms, that each Specified Holder has independently participated in the negotiation of this Agreement and the Purchase Agreement with the advice of its own counsel and advisors. Each Specified Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement and it shall not be necessary for any other Specified Holder to be joined as an additional party in any proceeding for such purpose.

6.    Miscellaneous.

6.1    Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, the Company shall use commercially reasonable efforts to timely file the reports required to be filed by it under Section 13 of 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company ceases to be so required to file such reports, the Company shall use commercially reasonable efforts to, upon the request of any Holder of Registrable Securities, (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of the Notes pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Securities may reasonably request for such purpose, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell (i) its Registrable Securities without registration under the 1933 Act within the limitation of the exemption provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) its Notes without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

6.2    No Inconsistent Agreements. The Company has not entered into and the Company shall not, after the date of this Agreement, enter into any agreement which materially and adversely interfere with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any such agreements.

6.3    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Required Percentage of the Registrable Securities (includes any issued and outstanding Notes on as converted to Registrable Securities basis) affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, this Agreement may be amended by a written agreement between the Company and the Purchasers, without the consent of the Holders of the Registrable Securities, in order to cure any ambiguity or to correct or supplement any provision contained herein, provided that no such amendment shall adversely affect the interest of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any amendment, modification, waiver or consent pursuant to this Section 6.3, shall be bound by such amendment, modification, waiver or consent, whether or not any notice or writing indicating such amendment, modification, waiver or consent is delivered to such Holder.

6.4    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, hand delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6.4, which address initially is the address set forth in the Purchase Agreement with respect to the Purchasers; and (b) if to the Company, initially at the Company’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6.4.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile; and on the next business day if timely delivered to an overnight courier.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, as required, at the address specified in the Indenture.

6.5    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof. The Purchasers (in their capacity as Purchasers) shall have no liability or obligation to the Company with respect to any failure by a Holder, other than the Purchasers, to comply with, or breach by any Holder, other than the Purchasers, of, any of the obligations of such Holder under this Agreement.

6.6    Third Party Beneficiaries. The Purchasers (even if the Purchasers are not Holders of Registrable Securities) shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

6.7    Specific Enforcement. Without limiting the remedies available to the Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2.1 may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it may not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Holder may seek such relief as may be required to specifically enforce the Company’s obligations under Sections 2.1 hereof.

6.8    Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.9    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.10    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.11    Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

6.12    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WAYFAIR INC.

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

GHEP VII AGGREGATOR, L.P.

By:
Authorized Signatory

CBEP INVESTMENTS, LLC

By:
Authorized Signatory

THE SPRUCE HOUSE PARTNERSHIP LLC

By:
Authorized Signatory

NIRAJ SHAH

STEVEN CONINE

[Signature Page to Registration Rights Agreement]